UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28213 Van Dyke Avenue Warren, Michigan	48093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (586) 751-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the information reported in Item 5.02 to the Current Report on Form 8-K dated April 18, 2007, filed April 24, 2007 (the “Initial 8-K”) regarding the departure of Larry W. Garretson from Noble International, Ltd. (the “Company”). In Item 5.02 of the Initial 8-K, we indicated that the Company expects to enter into a Severance and Release Agreement with Mr. Garretson. The information set forth in the initial 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Larry W. Garretson, Vice President of Operations of Noble International, Ltd. (the “Company”), departed the Company as of April 30, 2007. On April 27, 2007, Mr. Garretson entered into a Severance and Release Agreement with the Company (the “Severance Agreement”) specifying his severance benefits. Under the terms of the Severance Agreement, the Company will pay Mr. Garretson $284,750 ($34,750 as a pro-rated portion of a stay bonus agreed to by Mr. Garretson and the Company and the remaining $250,000 being equal to 52 weeks of his salary), less applicable tax withholdings and deductions. The bonus portion is to be paid within 10 days of his execution of the Severance Agreement and the remainder over 52 weeks in accordance with the Company’s normal payroll procedures. Additionally, the Company will provide and pay for continued health coverage for Mr. Garretson until the earlier to occur of April 30, 2008 or the date on which Mr. Garretson is eligible to receive health benefits from another employer.

In consideration of, and as a condition to, receiving the aforementioned benefits, Mr. Garretson provided the Company with a customary release of claims and has agreed, among other things, (a) to maintain the confidentiality of proprietary information of the Company and its subsidiaries, (b) not to compete against the Company and its subsidiaries during the severance period and (c) to cooperate with the Company as reasonably necessary and appropriate.

A copy of the executed Severance Agreement is attached as Exhibit 10.1 to this Form 8-K/A and is incorporated by reference. The description of the Severance Agreement is qualified in its entirety by the terms of the executed Severance Agreement.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

10.1	Severance and Release Agreement between Noble International, Ltd. and Larry W. Garretson dated April 27, 2007

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(registrant)

May 1, 2007	By:	/S/ Andrew J. Tavi
Andrew J. Tavi
Vice President and General Counsel

3

EXHIBIT INDEX

No.	Description of Exhibit
10.1	Severance and Release Agreement between Noble International, Ltd. and Larry W. Garretson dated April 27, 2007

4